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                                                                    EXHIBIT 10.9

                            AMENDED LISTING ONLY TO
                            -----------------------
                      Copy of Form of Severance Agreement
                            dated January 28, 1998
                                    between
                         Inland Steel Industries, Inc.
                                 and each of:
                               Robert J. Darnall
                                 Jay M. Gratz